UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

KALEIDO BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38822	47-3048279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 674-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KLDO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 8, 2021, Kaleido Biosciences, Inc. (the “Company”) delivered formal notice to The Nasdaq Stock Market, Inc. that the Company intends to voluntarily delist its common stock, par value $0.001 per share (the “Common Stock”), from the Nasdaq Global Select Stock Market (“Nasdaq”) in connection with the Company’s cessation of all operations as described in Item 8.01 below.

The Company expects to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about April 18, 2022 to effect the voluntary delisting of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the delisting will be effective on or about April 28, 2022 – ten days after the filing of the Form 25. Following the effectiveness of the delisting, it intends to file a Form 15 with the SEC to suspend the Company’s Exchange Act reporting obligations.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On April 8, 2022, Daniel Menichella tendered his resignation from the Company’s Board of Directors (the “Board of Directors”), and all committees of the Board of Directors on which he served. The decision to resign was not the result of any disagreements with the Board of Directors or management of the Company.

(b) On April 8, 2022, the employment of each of (i) Daniel Menichella, the Company’s principal executive officer and named executive officer, (ii) William Duke, the Company’s principal financial and accounting officer and named executive officer, and (iii) Johan van Hykckama Vlieg, a named executive officer, was terminated effective immediately in connection with the Company’s cessation of operations as described in Item 8.01 below.

Item 8.01	Other Events.

On April 8, 2022, the Board of Directors, voted to immediately wind-down and cease all of the Company’s ongoing operations. In connection with cessation of activities, the employment of all of the Company’s remaining employees was terminated effective immediately. As previously announced, the Company had initiated a strategic process, in an attempt to maximize shareholder value and engaged professional advisors, including an investment banker to act as a strategic advisor in the process. Unfortunately the strategic process did not result in the identification of any viable transactions, and given its limited remaining resources, the Company cannot continue operations and believes that the best alternative is an orderly wind-down process. The Company is evaluating additional details regarding the wind-down, and will provide further information when available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KALEIDO BIOSCIENCES, INC.

Date: April 8, 2022	By:	/s/ Theo Melas-Kyriazi
Theo Melas-Kyriazi Director